SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: May 30, 2002
                        (Date of earliest event reported)



                             OPEN PLAN SYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)


          Virginia                      0-20743                   54-1515256
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)

    4299 Carolina Avenue, Building C
           Richmond, Virginia                           23222
(Address of Principal Executive Offices)             (Zip Code)


               Registrant's telephone number, including area code:
                                 (804) 228-5600


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Item 3.      Bankruptcy or Receivership

         On May 30, 2002, Open Plan Systems, Inc. (OTCBB: PLAN) filed a voluntary petition for reorganization under Chapter 11 of Title 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Eastern District of Virginia, Richmond Division (the "Bankruptcy Court"). The case was assigned to Chief Judge Douglas O. Tice, Jr., case number 02-64657-DOT. The Company intends to operate as a debtor in possession and have its business and affairs managed by its directors and officers, subject to the supervision of the Bankruptcy Court.

Item 5.      Other Events.

         A press release issued by the Company on May 31, 2002 regarding the filing of a petition for protection under Chapter 11 of Title 11 of the United States Bankruptcy Code and attached hereto as an exhibit is incorporated herein by reference.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)    Exhibits.

             99.1     Press release issued by the Company on May 31, 2002.



                                       2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      OPEN PLAN SYSTEMS, INC.
                                               (Registrant)



Date:  May 31, 2002                   By:  /s/ Kathryn L. Tyler
                                         ---------------------------------------
                                           Kathryn L. Tyler
                                           Chief Financial Officer, Secretary,
                                           Treasurer




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                                  Exhibit Index
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Exhibit
Number                              Document
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99.1     Press release issued by the Company on May 31, 2002.